                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 1997
                                                        ------------------


                              Cytec Industries Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-12372                22-3268660
-------------------------------        --------------        ------------------
  (State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


                           Five Garret Mountain Plaza
                             West Paterson, NJ 07424
     -----------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number, including area code 973-357-3100
                                                            ------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

         On September 30, 1997, Cytec Industries Inc. (the "Company") closed the previously announced acquisition of substantially all of the assets and liabilities of Fiberite, Inc. The assets and liabilities were acquired for $344 million from Stamford FHI Acquisition Corp. which purchased Fiberite, Inc. on August 29, 1997. Sales in 1997 for the acquired businesses are estimated at approximately $250 million. The assets acquired include all of Fiberite's businesses except its satellite materials business.

         The majority of the Fiberite operations will be combined with Cytec Engineered Materials Inc., a wholly-owned subsidiary of the Company, which has been renamed Cytec Fiberite Inc.

Item 7.  Financial Statements and Exhibits

         Financial statements required to be filed in connection with the acquisition of Fiberite's assets will be filed as promptly as practicable, and in any event no later than December 15, 1997.

Exhibits:

Number    Name
------    -------

2.1 Asset Purchase Agreement by and among Stamford FHI Acquisition Corp., Fiberite, Inc., Fiberite Holdings, Inc. and Cytec Industries Inc., dated as of August 25, 1997 (the "Asset Purchase Agreement").

2.2       Amendment to the Asset Purchase Agreement, dated as of August 28,
          1997.

2.3 Second Amendment to the Asset Purchase Agreement, dated as of September 29, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Action of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Cytec Industries Inc.
                                               --------------------------
                                                    (Registrant)


Date October 3, 1997                           /s/ E.  F.  Jackman
    ----------------------                     --------------------------
                                               E.  F.  Jackman
                                               Vice President

                                  EXHIBIT INDEX



Number    Name
------    -------

2.1 Asset Purchase Agreement by and among Stamford FHI Acquisition Corp., Fiberite, Inc., Fiberite Holdings, Inc. and Cytec Industries Inc., dated as of August 25, 1997 (the "Asset Purchase Agreement").

2.2       Amendment to the Asset Purchase Agreement, dated as of August 28,
          1997.

2.3 Second Amendment to the Asset Purchase Agreement, dated as of September 29, 1997.